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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 3, 1996                   .
            --------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                           Powerhouse Resources, Inc.              .
            --------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


    Colorado    .                0-11546   .               84-0832977   .
- -----------------             ---------------          ------------------
State or other                Commission file          IRS Employer Iden-
Jurisdiction of                   Number               tification Number
Incorporation



                1624 Market Street, Suite 303, Denver, CO  80202
                ------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (303) 595-8555            .
                   ------------------------------------------
               Registrant's Telephone Number, Including Area Code



                                      N/A                         .
              -----------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

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ITEM 5. OTHER EVENTS

     As of September 3, 1996, Robert C. Roth, Jr. resigned from the Board of Directors of Powerhouse Resources, Inc. with immediate effect.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Powerhouse Resources, Inc.


                                             By:  /s/ Dennis C. Dowd
                                                  ------------------
                                             Dennis C. Dowd, President


Date:  September 17, 1996